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TERRA NITROGEN COMPANY, L.P.

Exhibit 10.14

TERRA NITROGEN GP INC.
NON-EMPLOYEE DIRECTOR PHANTOM UNIT AND DEFERRED COMPENSATION PLAN

PHANTOM UNIT AWARD AGREEMENT

Name of Non-Employee Director: [Name]

Phantom Units: [# of Phantom Units]

Grant Date: [Insert Date]

Vesting Date: [Insert [first] anniversary of Grant Date]

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms as defined in the Terra Nitrogen GP Inc. Non-Employee Director Phantom Unit Plan (the "Plan"). Please review this Award Agreement and promptly return a signed copy to [contact] in order to render the grant effective.

* * * * *

        1.     Terra Nitrogen GP Inc. ("TNGP") has granted you the Phantom Units shown above pursuant to the Plan and subject to the terms and conditions of the Plan and this Award Agreement.

        2.     You hereby acknowledge that you may not sell, assign, transfer, donate, pledge or otherwise dispose of your rights under this award of Phantom Units and that the receipt of such Phantom Units does not give you a right to acquire Common Units.

        3.     In the event that your service as a Non-Employee Director terminates prior to the occurrence of the Vesting Date or a Change in Control (as defined in the Plan) you will forfeit all rights to payment in respect to the Phantom Units granted pursuant to this Award Agreement. In the event your service as a Non-Employee Director continues uninterrupted through the earlier of the Vesting Date or a Change in Control, you will become entitled to payment in respect of the Phantom Units granted pursuant to this Award Agreement, which payment will be made in accordance with the terms of the Plan and any applicable deferral election made in accordance with the Plan.

        4.     Neither the grant of Phantom Units, this Award Agreement nor any other action taken pursuant to this Award Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that you have a right to continue to provide services as a Non-Employee Director or otherwise for any period of time or at any specific rate of compensation.

        5.     You hereby acknowledge and agree that you are responsible for the tax consequences associated with the Phantom Units and shall satisfy all taxes due in respect of such Phantom Units.

        6.     The Plan is incorporated herein by reference and your rights with respect to the Phantom Units shall be governed by the terms of the Plan, this Award Agreement and any properly completed deferral election, which together constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of you and TNGP with respect to the subject matter hereof, and may not be modified except by means of a writing signed by you and TNGP. If there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall govern. This Award Agreement is governed by the laws of the State of Delaware, without regard to conflicts of law principles.

        By your signature and the signature of TNGP's representative below, you and TNGP agree this Award is granted under and governed by the terms and conditions of the Plan, the terms of which are incorporated herein, and this Award Agreement. You have reviewed the Plan and this Award Agreement in their entirety and fully understand all provisions of the Plan and Award Agreement. You

TERRA NITROGEN COMPANY, L.P.

hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and Award Agreement. You further agree to notify TNGP upon any change in your residential address shown below.

Non-Employee Director	TERRA NITROGEN GP INC.

[Name]	By:	Douglas C. Barnard
[Address] [City], [State] [ZIP]	Title:	Vice President, General Counsel, and Corporate Secretary

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  Exhibit 10.14
TERRA NITROGEN GP INC. NON-EMPLOYEE DIRECTOR PHANTOM UNIT AND DEFERRED COMPENSATION PLAN PHANTOM UNIT AWARD AGREEMENT